UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________

FORM 8-K

__________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 31, 2019

Newgioco Group, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	000-50045	33-0823179
(State or other jurisdiction of Incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

130 Adelaide Street West, Suite 701

Toronto, Ontario M5H 2K4, Canada

(Address of Principal Executive Offices)

+39 391 306 4134

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 31, 2019, Newgioco Group, Inc. (the “Company”) terminated Elizabeth J. MacLean as its Chief Financial Officer and Chief Compliance Officer, effective immediately. Michele Ciavarella, the Company’s Chief Executive Officer, will serve as the Interim Chief Financial Officer (and the Company’s principal financial officer and principal accounting officer), until a permanent replacement is engaged by the Company.

On June 2, 2019, the Company received the resignations of Harold M. Wolkin, Chairman of the Board of Directors and the Audit Committee and a member of the Compensation and Nominating and Governance Committees, Russel McMeekin, Chairman of the Compensation Committee and a member of the Audit and Nominating and Governance Committees and William P. Rutsey, Chairman of the Nominating and Governance Committee and a member of the Audit and Compensation Committees, as directors of the Company, which resignations were effective immediately. A copy of the resignation letter setting forth the resignations and the stated reasons therefor is attached as Exhibit 17.1 to this Current Report on Form 8-K.

The Company believes the resignations are the result of a disagreement between the directors and Mr. Ciavarella regarding the operations and future direction of the Company and does not agree with the statements made in the resignation letter.

This Current Report on Form 8-K supersedes the Current Report on Form 8-K filed by the Company on May 31, 2019, which stated that Mr. Wolkin notified the Company that he was not standing for re-election to the Company’s Board of Directors upon the expiration of his term at the Company’s 2019 Annual Meeting of Stockholders.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description

17.1	Resignation letter, dated June 1, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 3, 2019	Newgioco Group, Inc.

By: /s/ Michele Ciavarella
Name: Michele Ciavarella
Title: Chief Executive Officer